New Mountain Finance Corporation Announces Financial Results for the Quarter Ended March 31, 2026

Reports First Quarter Adjusted Net Investment Income1 of $0.32 per Share and Declares a Second Quarter Distribution of $0.25 per Share

NEW YORK--(BUSINESS WIRE) — May 4, 2026 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended March 31, 2026.
First Quarter and Recent Highlights2
•Adjusted net investment income1 of $32.2 million, or $0.32 per weighted average share
•Net asset value of $10.92 per share compared to $11.52 per share as of December 31, 2025; factoring in the Secondary Sale11, NAV per share as of December 31, 2025 would have been $11.15
•Declared a second quarter 2026 distribution of $0.25 per share, payable on June 30, 2026, to holders of record as of June 16, 2026
•Completed the previously announced Secondary Sale on March 10, 2026
•Repurchased ~$66 million of NMFC shares year-to-date as of May 1, 2026, at a weighted average purchase price of $8.01 per share; announcing incremental $50 million of board authorization for additional share repurchases bringing remaining capacity to ~$80 million
•~91% of the portfolio is rated green on our internal heatmap
•Reduced cost of debt from SOFR + 1.95% to SOFR + 1.85% on our Holdings Credit Facility

($ in millions, except per share data)	Q1 2026	Q1 2025
Net Investment Income per Weighted Average Share	$0.30	$0.32
Non-recurring Adjustments[1]	0.02	—
Net Adjusted Investment Income[1] per Weighted Average Share	$0.32	$0.32
Regular Dividends Paid per Share in Quarter	$0.32	$0.32
Annualized Dividend Yield[3]	11.6%	12.8%

	March 31, 2026	December 31, 2025
Investment Portfolio[4]	$2,319.1	$2,755.5
NAV per Share	$10.92	$11.52
Statutory Debt/Equity[5]	1.12x	1.26x
Statutory Debt/Equity (Net of Available Cash)[5]	1.08x	1.21x
Management Comments on First Quarter Performance
“In the first quarter, NMFC delivered stable earnings and completed the ~$470 million portfolio sale,” said Steven B. Klinsky, NMFC’s Chairman and New Mountain Capital CEO. “We are using the proceeds from the sale to de-lever the balance sheet, buy back stock at a significant discount to book value and reinvest into attractive new investments in the primary and secondary market.”
John R. Kline, NMFC CEO, added: “NMFC continued to enhance the portfolio quality in the first quarter, materially reducing PIK exposure and improving diversification and asset mix. Excluding the impact from the portfolio sale, NMFC’s book value declined modestly in the quarter, primarily reflecting broader market movements in software and technology-oriented loans impacting the BDC sector. We remain focused on further portfolio enhancements throughout the balance of the year.”

Portfolio and Investment Activity4
As of March 31, 2026, the Company’s NAV2 was $1,043.5 million and its portfolio had a fair value of $2,319.1 million of investments in 115 portfolio companies, with a weighted average YTM at Cost6 of approximately 11.1%. For the three months ended March 31, 2026, the Company originated $117.1 million of investments7, offset by $47.1 million of repayments7 and $444.9 million of sales (primarily related to the Secondary Sale).
Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value8

Business Services		Healthcare
Utility & Data Center Services	6.8%	Healthcare Services	9.0%
Real Estate Services	4.5%	Healthcare IT & Tech-Enabled Services	6.5%
Insurance & Benefits Services	3.7%	Healthcare Products	3.2%
Misc Services	2.3%	Pharma Services	1.8%
Compliance Services	1.8%	Total Healthcare	20.5%
Digital Transformation	1.7%
Data & Information Services	1.4%	Financial Services & Technology
Field Services	1.3%	Financial Services	3.7%
Engineering & Consulting Services	0.9%	Integrated Payments	2.0%
Total Business Services	24.4%	Financial Technology	1.4%
		Total Financial Services & Technology	7.1%
Software
ERP	7.1%	Other Industries
IT Infrastructure & Security	4.7%	Consumer Services	7.2%
Finance & Accounting	4.4%	Education	6.1%
Human Capital Management	2.3%	Distribution & Logistics	5.4%
Commerce & Supply Chain	0.7%	Packaging	4.2%
Governance, Risk & Compliance	0.2%	Other	5.7%
Total Software	19.4%	Total Other Industries	28.6%

The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of March 31, 2026:

(in millions)	As of March 31, 2026
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[9]	$2,217.7	86.8%	$2,117.0	91.4%	96.2%
Yellow[4]	177.0	6.9%	119.5	5.1%	67.6%
Orange	145.5	5.7%	72.5	3.1%	57.5%
Red	15.4	0.6%	10.1	0.4%	65.1%
Total	$2,555.6	100.0%	$2,319.1	100.0%

As of March 31, 2026, nearly all investments in the Company’s portfolio had a Green Risk Rating, with the exception of eight portfolio companies that had a Yellow Risk Rating, nine portfolio companies that had an Orange Risk Rating and one portfolio company had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of March 31, 2026:

(in millions)
Investment Portfolio Composition	March 31, 2026	Percent of Total
First Lien	$1,498.7	64.7%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	385.8	16.6%
Second Lien[4]	86.6	3.7%
Subordinated	93.4	4.0%
Preferred Equity	153.4	6.6%
Common Equity and Other[10]	101.1	4.4%
Total	$2,319.1	100.0%
Liquidity and Capital Resources
As of March 31, 2026, the Company had cash and cash equivalents of $51.1 million and total statutory debt outstanding of $1,172.7 million5. The Company's statutory debt to equity was 1.12x (or 1.08x net of available cash) as of March 31, 2026. Additionally, the Company's wholly-owned SBIC subsidiaries had $169.3 million of SBA-guaranteed debentures outstanding as of March 31, 2026. As of March 31, 2026, the Company had $692.1 million of available capacity on its Holdings Credit Facility, NMFC Credit Facility and Unsecured Management Company Revolver.
First Quarter 2026 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Tuesday, May 5, 2026. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (646) 769-9200
•International: (800) 330-6710
•Access Code: 2743990
•Live Audio Webcast
A replay of the conference call will be available for one year following the call. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
For additional details related to the quarter ended March 31, 2026, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Adjusted net investment income for Q1 2026 includes $1.6 million of accelerated deferred financing costs related to the commitment decrease of the Holdings Credit Facility and the partial repayment of the SBIC II SBA-guaranteed debentures for $1.5 million and $0.1 million, respectively.

(2)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(3)The Q1 2026 dividend yield calculation uses the closing stock price of $8.60 on May 1, 2026 and includes annualized dividends of $0.25 per share, to be paid in Q2 2026. The Q1 2025 dividend yield calculation uses the closing stock price of $9.97 on May 2, 2025 and includes annualized dividends of $0.32 per share, which were paid in Q2 2025.
(4)Includes collateral for securities purchased under collateralized agreements to resell.
(5)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(6)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(7)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales exclude revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(8)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.
(9)Includes investments held in NMNLC.
(10)Includes investments classified as structured finance obligations.
(11)On March 10, 2026, the Company completed the previously announced sale of approximately $470.0 million of assets at 94% of the fair value of such assets as of December 31, 2025.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	March 31, 2026	December 31, 2025
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,733,010 and $2,060,391, respectively)	$1,628,080	$2,002,306
Non-controlled/affiliated investments (cost of $132,739 and $131,221, respectively)	65,699	60,702
Controlled investments (cost of $659,897 and $720,503, respectively)	619,600	679,005
Total investments at fair value (cost of $2,525,646 and $2,912,115, respectively)	2,313,379	2,742,013
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	5,700	13,500
Cash and cash equivalents	51,130	80,718
Interest and dividend receivable	34,233	38,549
Derivative asset at fair value	2,958	5,647
Receivable from affiliates	441	381
Receivable from unsettled securities sold	—	4,138
Other assets	19,376	17,907
Total assets	$2,427,217	$2,902,853
Liabilities
Borrowings
Unsecured Notes	$787,704	$991,585
Holdings Credit Facility	354,446	420,063
SBA-guaranteed debentures	169,255	196,205
NMFC Credit Facility	30,545	81,074
Deferred financing costs (net of accumulated amortization of $48,735 and $45,302, respectively)	(15,310)	(17,875)
Net borrowings	1,326,640	1,671,052
Payable for unsettled securities purchased	18,490	463
Payable to broker	10,080	14,630
Management fee payable	7,173	9,176
Interest payable	6,780	11,892
Derivative liability at fair value	1,936	366
Deferred tax liability	1,731	1,819
Incentive fee payable	—	3,018
Other liabilities	4,417	2,181
Total liabilities	1,377,247	1,714,597
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 107,851,929 and 107,851,929 shares issued, respectively, and 95,575,151 and 102,638,388 shares outstanding, respectively	1,079	1,079
Paid in capital in excess of par	1,354,726	1,354,726
Treasury stock at cost, 12,276,778 and 5,213,541 shares held, respectively	(108,549)	(51,952)
Accumulated overdistributed earnings	(203,754)	(121,676)
Total net assets of New Mountain Finance Corporation	$1,043,502	$1,182,177
Non-controlling interest in New Mountain Net Lease Corporation	6,468	6,079
Total net assets	$1,049,970	$1,188,256
Total liabilities and net assets	$2,427,217	$2,902,853
Number of shares outstanding	95,575,151	102,638,388
Net asset value per share of New Mountain Finance Corporation	$10.92	$11.52

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$39,249	$52,113
PIK interest income	2,363	2,913
Dividend income	1,805	557
Non-cash dividend income	1,357	4,434
Other income	1,346	1,312
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	315	331
PIK interest income	1,188	987
Non-cash dividend income	740	1,683
Other income	63	63
From controlled investments:
Interest income (excluding PIK interest income)	3,272	1,485
PIK interest income	1,586	3,688
Dividend income	11,911	12,198
Non-cash dividend income	3,224	2,071
Other income	375	1,828
Total investment income	68,794	85,663
Expenses
Interest and other financing expenses	27,524	31,374
Management fee	8,154	10,233
Incentive fee	6,103	8,247
Professional fees	1,028	1,389
Administrative expenses	995	1,104
Other general and administrative expenses	458	516
Total expenses	44,262	52,863
Less: management and incentive fees waived	(6,103)	(1,822)
Net expenses	38,159	51,041
Net investment income before income taxes	30,635	34,622
Income tax benefit (expense)	4	(19)
Net investment income	30,631	34,641
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(26,292)	(1,074)
Controlled investments	(5,718)	38,899
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(46,237)	4,206
Non-controlled/affiliated investments	3,479	(4,891)
Controlled investments	1,201	(48,392)
Securities purchased under collateralized agreements to resell	(7,800)	—
Foreign currency	(100)	150
Benefit (provision) for taxes	87	(22)
Net realized and unrealized losses	(81,380)	(11,124)
Net (decrease) increase in net assets resulting from operations	(50,749)	23,517
Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(179)	(104)
Net (decrease) increase in net assets resulting from operations related to New Mountain Finance Corporation	$(50,928)	$23,413

Basic (loss) earnings per share	$(0.51)	$0.22
Weighted average shares of common stock outstanding - basic	100,476,895	107,851,415
Diluted (loss) earnings per share	$(0.51)	$0.22
Weighted average shares of common stock outstanding - diluted	100,476,895	126,852,911
Distributions declared and paid per share	$0.32	$0.32

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $60 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $60 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505